SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by party other than the registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                GEOGRAPHICS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                GEOGRAPHICS, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and
         0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

- --------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3)      Filing party:

- --------------------------------------------------------------------------------

(4)      Date filed:

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                                GEOGRAPHICS, INC.

                    1555 ODELL ROAD, BLAINE, WASHINGTON 98231

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 28, 1996

TO THE SHAREHOLDERS OF GEOGRAPHICS, INC:

PLEASE TAKE NOTICE that the 1996 Annual Meeting of Shareholders of Geographics, Inc., a Wyoming corporation (the "Company"), will be held at Aspen Room, Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia on Wednesday, August 28, 1996 at 10:00 A.M., Pacific Standard Time, or at any and all adjournments thereof, for the following purposes:

1. To increase the number of members of the Board of Directors from seven directors to eight directors.

2. To elect eight directors to the Board of Directors until the next annual meeting of shareholders of the Company and until their successors have been elected and qualified;

3.       To adopt the Geographics, Inc. 1996 Stock Option Plan;

4. To approve the issuance of 180,000 incentive stock options to certain employees, officers and directors of the Company;

5. To increase the authorized common stock of the Company from 10,000,000 shares of Common Stock, no par value per share to 100,000,000 shares of Common Stock, no par value per share;

6. To ratify the appointment of Moss Adams LLP as auditors of the Company's financial statements for the fiscal year ending March 31, 1997; and

7. To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has fixed the close of business on July 12, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                  BY ORDER OF THE BOARD OF DIRECTORS,

                                  /S/ RONALD S. DEANS
                                  --------------------------------------
                                  RONALD S. DEANS

                                  CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                  OFFICER AND PRESIDENT

Blaine, Washington
July 26, 1996

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND
RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                GEOGRAPHICS, INC.

                                 1555 Odell Road
                            Blaine, Washington 98231

                                 PROXY STATEMENT

                                       FOR

                       1996 ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Geographics, Inc., a Wyoming corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Shareholders ("Annual Meeting") to be held at Aspen Room, Four Seasons Hotel, 791 West Georgia Street, Vancouver, British Columbia on Wednesday, August 28, 1996, at 10:00 a.m., Pacific Standard Time, or at any and all adjournments thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is July 26, 1996. The cost of this solicitation will be borne by the Company. The Company's principal executive offices are located at 1555 Odell Road, Blaine Washington 98231. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Annual Report on Form 10-KSB of the Company for the fiscal year ended March 31, 1996, along with the financial statements for the period ended March 31, 1996 are being mailed with this Notice of Annual Meeting, Proxy Statement and Proxy.

                          INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         1. To increase the number of members of the Board of Directors from seven directors to eight directors.

         2. To elect eight (8) directors to the Board of Directors until the next annual meeting of shareholders of the Company and until their successors have been elected and qualified;

         3.       To adopt the Geographics, Inc. 1996 Stock Option Plan;

         4. To approve the issuance of 180,000 incentive stock options to certain employees, officers and directors of the Company;

         5. To increase the authorized common stock of the Company from 10,000,000 shares of Common Stock, no par value per share to 100,000,000 shares of Common Stock, no par value per share;

         6. To ratify the appointment of Moss Adams LLP as auditors of the Company's financial statements for the fiscal year ending March 31, 1997; and

         7. To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the eight nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on July 12, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 9,381,877 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected (Proposal 2) by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting . Under applicable Wyoming state law, if a quorum exists, action on a matter other then the election of directors is approved if a majority of shares voting at the Annual Meeting in person or proxy favor the proposed action. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Annual Meeting in determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth the common stock ownership information, based on 9,376,877 shares of common stock outstanding as of June 14, 1996, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each Named Executive Officer (as defined herein), and (iv) all directors and executive officers as a group:



NAME AND ADDRESS                       AMOUNT AND NATURE OF            PERCENTAGE OF OUTSTANDING
OF BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP(2)                SHARES OWNED(2)
- ----------------------                 -----------------------         -------------------------
Ronald S. Deans(3)                            697,395                            7.4%
Mark G. Deans(4)                              442,279                            4.7%
R. Scott Deans(5)                             444,518                            4.7%
Fidel Garcia Carrancedo(6)                  1,426,968                           15.2%
Moises Cosio(7)                               169,600                            1.8%
Alan D. Tucks, Jr.(8)                         140,756                            1.5%
Robert Parker(9)                               30,000                            *
Luis Alberto Morato(10)                        20,000                            *
Terry A. Fife(11)                              57,589                            *
All directors and executive officers
as a group (nine persons)                   3,429,105                           36.8%
- ----------------------------

*        Less than 1%.

(1) Unless otherwise indicated, the address of each of the listed beneficial owners identified is 1555 Odell Road, Blaine, Washington 98231. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that warrants or options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised.

(3) Mr. Ronald Deans is Chairman of the Board, President, and Chief Executive Officer of the Company. Includes 43,000 shares held in the name of his wife, Ann Deans, and 28,775 shares held by the Geographics, Inc. 401(K) Plan for which Mr. Deans has voting control. The beneficially owned shares for Mr. Deans Also includes 30,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Deans. His options are exercisable at Cdn$2.30 and expire on August 18, 2000.

(4) Mr. Mark Deans is a Director and Executive Vice President-Marketing of the Company. Includes 20,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Deans. His options are exercisable at $4.15 Cdn. and expire October 10, 2000.

(5) Mr. Scott Deans is a Director and Executive Vice President-Operations of the Company. Includes 20,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Deans. His options are exercisable at $4.15 Cdn. and expire October 10, 2000.

(6) Mr. Carrancedo is a Director of the Company. Includes 30,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Carrancedo. His options are exercisable at $2.30 Cdn. and expire August 18, 2000.

(7)      Mr. Cosio is a Director of the Company.

(8) Mr. Tuck is a Director of the Company. Includes 30,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Tuck. His options are exercisable at $2.30 Cdn. and expire August 18, 2000.

(9)      Mr. Parker is a Director of the Company.

(10) Mr.Morato is a Director of the Company. Includes 20,000 shares of Common Stock issuable upon exercise of certain stock options by Mr. Morato. His options are exercisable at $4.15 Cdn. and expire October 10, 2000.

(11) Mr. Fife is Vice President-Finance, Chief Financial Officer and Secretary of the Company. Includes 2,089 shares owned by the Geographics, Inc. 401(k) Plan of which Mr. Fife has voting control.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.

                                   PROPOSAL 1
              INCREASE THE NUMBER OF DIRECTORS FROM SEVEN TO EIGHT

         The Company's Bylaws provides that the number of directors constituting the Company's Board of Directors shall consist of one or more members to be determined from time to time by a majority vote of the shareholders. The shareholders of the Company have previously voted that the Board of Directors shall consist of seven (7) directors. The Company has proposed that this number be increased from seven to eight directors in order to elect an additional outside director who is also well-versed in the paper products industry. The Company believes that this increase will provide the Company with additional expertise in the paper products area and additional objective leadership.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
         THE INCREASE N THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS

                      FROM SEVEN (7) TO EIGHT (8) MEMBERS.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

NOMINEES

As discussed above, the Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall consist of one or more members to be determined from time to time by a majority vote of the shareholders. Currently the number of directors that constitute the Board for the ensuing year shall be eight, assuming Proposal 1 is approved. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1997 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

The Company has nominated each of Ronald S. Deans, Mark G. Deans, R. Scott Deans, Fidel Garcia Carrancedo, Moises Cosio, Alan D. Tuck Jr., Robert Parker and Luis Alberto Morato to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election, or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

The following table gives certain information as to each person nominated for election as a director:

                                        DIRECTOR
NAME                          AGE        SINCE       POSITIONS
- ----                          ---       --------     ---------
Ronald S. Deans               63         1973        Chairman of the Board, President and Chief
                                                     Executive Officer
Mark G. Deans                 31         1994        Director, Executive Vice President - Marketing
R. Scott Deans                34         1995        Director, Executive Vice President - Operations
Fidel Garcia Carrancedo       63         1989        Director
Moises Cosio                  65         1995        Director
Alan D. Tuck Jr.              53         1995        Director
Robert S. Parker              50         1996        Director
Luis Alberto Morato           36         1995        Director

RONALD S. DEANS has served as the Chief Executive Officer, Chairman and President of the Company since he founded the Company in 1973. Mr. Deans has over thirty years experience in the graphics art and office products retailing industry. Prior to founding the Company, Mr. Deans served as sales manager of Letraset Canada Ltd. Mr. Deans is responsible for the strategic planning and business development of the Company.

MARK G. DEANS joined the Company in May 1985, was promoted to its Vice President-marketing in April 1990 and to Executive Vice President-Marketing in September 1995. Mr. Deans has served as a director of the Company since November 1994. He is responsible for the development of new products, sales programs, and marketing programs including relationships with the Company's major customers.

R. SCOTT DEANS joined the Company in February 1985 in the marketing and operations department. Mr. Deans was promoted to Vice President-Operations in January 1990 and to Executive Vice President-Operations in September 1995. Mr. Deans has served as a director of the Company since October 1995. He is responsible for all manufacturing operations of the Company.

FIDEL GARCIA CARRANCEDO has been a director of the Company since August 1989. Mr. Carrancedo has served as Director General of Alimentos, S.A. de. C.V., a food products manufacturer and distributor in Mexico since 1972.

MOISES COSIO has served on the Company's board of directors since January 1995. Mr. Cosio is an international financier residing in Mexico. Mr. Cosio also serves on the board of directors of Telefonos de Mexico, a publicly traded company. He is an international financier residing in Mexico and has investment interests in Grupo Carso, InverMexico, Mexican subsidiaries of Kimberly-Clark and John Deere. Mr. Cosio also owns luxury hotels in Ixtapa, Acapulco, and Mexico City.

ALAN D. TUCK JR. has been a director of the Company since August 1995. Mr. Tuck is President of Greenway Pump, Inc., a privately held company performing research and development of hydraulic pumps since March 1992. Mr. Tuck is also an inventor and holds several U.S. patents. From July 1989 to March 1992, Mr. Tuck operated Fluid Systems Engineering, a privately held company performing research and development of hydraulic pumps. Mr. Tuck is a graduate of the United States Air Force Academy and a Former U.S. Air Force Officer. Mr. Tuck received his Juris Doctor from the University of California School of Law in Davis, California.

ROBERT S. PARKER has served on the Company's board of directors since April 1996. Mr. Parker has been the President of Sanford Corporation since December 1990. Sanford Corporation is a manufacturer of writing instruments and office supplies and is a subsidiary of Newell Co., a public company.

LUIS ALBERTO MORATO has been a director of the Company since October 1995. From March 1993 to the present, Mr. Morato has been an independent civil engineering consultant. From June 1982 to March 1993, Mr. Morato was a budget manager with Bytsa De. C.V.

Mr. Ronald S. Deans, the Company's Chairman, President and CEO, is the father of Mark G. Deans, the Company's Executive Vice President-Marketing and a director of the Company and R. Scott Deans, the Company's Executive Vice President-Operations and a director of the Company. Fidel Garcia Carrancedo, a director of the Company, is the father-in-law of Luis Alberto Morato, also a director of the Company.

The Company's officers are elected annually by the Company's Board of Directors. The Company pays each non-employee director a fee of $500 per month plus $750 for each Board of Directors meeting attended. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance of Board of Directors meetings.

Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors.

BOARD COMMITTEES AND MEETINGS

During the fiscal year ended March 31, 1996, there were two (2) Meetings of the Company's Board of Directors. Each Board member attended 75% or more of the aggregate of the Meetings of the Board of Directors and the Meetings of all Committees of the Board of Directors on which he served.

The Audit Committee was established in April 1991. The members of the Audit Committee are Alan D. Tuck Jr., Chairman, Ronald S. Deans, and Fidel Garcia Carrancedo. Mr. Deans is the President, CEO and Chairman of the Company. The functions of the Audit Committee are to define the scope of the audit, review the auditor's reports and comments, and monitor the internal auditing procedures of the Company. The Audit Committee met one time during fiscal year 1996 and all members attended the meeting.

The Compensation Committee was established in April 1991. The members of the Compensation Committee are Robert S. Parker, Chairman, Ronald S. Deans and Alan
D. Tuck Jr. Mr. Deans is the President, CEO and Chairman of the Company. The Compensation Committee makes recommendations with respect to compensation of senior officers and granting of stock options and stock awards. The Compensation Committee met one time during fiscal year 1996 and all members attended the meeting.

The Company does not have a nomination committee.

In addition to the Directors described above, Terry Fife has served as the Company's Vice President-Finance, Chief Financial Officer and since October 1994. From May 1991 to October 1994, Mr. Fife served as Manager of Finance & Administration at Alf Christianson Seed Co. From September 1985 to May, 1991, he served as Vice-President-Finance & Administration at Dealer Information Systems Corporation. He also worked for the Seattle office of the Certified Public Accounting firm of KPMG Peat Marwick. Mr. Fife is responsible for all accounting and finance functions of the Company.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE

EXECUTIVE COMPENSATION
CASH COMPENSATION

Total cash compensation paid to all executive officers as a group for services provided to the Company in all capacities during the year ended March 31, 1996 aggregated to $696,781. Set forth below is a summary compensation table. As indicated below, no officer of the Company or any of its subsidiaries, except for Messrs. Ronald S. Deans, Mark G. Deans and R. Scott Deans received total salary and bonus which exceeded $100,000 during the periods reflected.


                           SUMMARY COMPENSATION TABLE


                                                                   OTHER                                                 ALL
NAME AND                                                           ANNUAL        RESTRICTED                              OTHER
PRINCIPAL                                                          COMPEN        STOCK         OPTIONS/     LTIP         COMPEN
POSITION                   PERIOD      SALARY         BONUS        SATION*       AWARD(S)      SARS(#)      PAYOUTS      SATION
- ---------                  ------      ------         -----        -------       ---------     -------      -------      ------
Ronald S. Deans,           1996        $234,000        $87,629        -              -         30,000          -          -
Chairman, President        1995        $181,666           -           -              -           -             -          -
and CEO                    1994        $180,000           -           -              -         20,000          -          -

Mark G. Deans              1996        $111,694        $28,184        -              -         32.000          -           -
Director, Executive        1995         $79,243           -           -              -         30,000          -           -
Vice President-Marketing   1994         $75,000           -           -              -         14,000          -           -

R. Scott Deans             1996        $111,694        $28,184        -              -         32.000          -           -
Director, Executive        1995         $79,243           -           -              -         30,000          -           -
Vice President-Operations  1994         $75,000           -           -              -         14,000          -           -

Terry Fife*                1996         $86,914         $8,482        -              -            -            -           -
Vice President-Finance     1995         $31,911           -           -              -         54,000          -           -
CFO & Secretary            1994            -              -           -              -             -           -           -

- -----------------
*Mr. Fife was hired in October 1994.

The Company has no written employment agreements with any of its officers or directors as of the date of this Proxy, although the Company intends to establish written agreements with its officers and directors in the future.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

- --------------------------------------------------------------------------------
                     PERCENT OF
                     NUMBER OF       TOTAL OPTIONS/
                     SECURITIES      SARS GRANTED
                     UNDERLYING      TO EMPLOYEES      EXERCISE OR
                     OPTIONS/SARS    IN FISCAL         BASE PRICE    EXPIRATION
     NAME             GRANTED (#)     YEAR              ($/SH) (1)      DATE

- --------------------------------------------------------------------------------
Ronald S. Deans        6.0%             30,000           Cdn$2.30      8/18/00
Mark G. Deans          6.5%             12,000           Cdn$2.00      4/25/00
                                        20,000           Cdn$4.15     10/10/00
R. Scott Deans         6.5%             12,000           Cdn$2.00      4/25/00
                                        20,000           Cdn$4.15     10/10/00

(1)  The exchange rate on July 23, 1996 was U.S$.7289 =Cdn$1.00.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                  VALUE OF
                                                  NUMBER OF       UNEXERCISED
                                                  UNEXERCISED     IN-THE-MONEY
                                                  OPTION/SARS     OPTION/SARS
                    SHARES                        AT FY-END (#)   AT FY-END
                    ACQUIRED ON       VALUE       EXERCISABLE/    EXERCISABLE/
     NAME           EXERCISE (#)      REALIZED    UNEXERCISABLE   UNEXERCISABLE
     ----           ------------      --------    -------------   -------------

Ronald S. Deans       90,000          $373,543      0/30,000        $0/92,347
Mark G. Deans         86,000          $353,253      0/20,000        $0/34,671
R. Scott Deans        86,000          $353,253      0/20,000        $0/34,671
Terry A Fife          54,000          $207,127           0                  0


As of March 31, 1996, the Company had reserved 220,000 shares of common stock for issuance to key employees, officers and directors. Options to purchase the Company's common stock are granted at a price equal to the market price of the stock at the date of grant, and are exercisable upon issuance and regulatory approval. All options expire no more than five years after the date of grant. Option prices per share are expressed in Canadian dollars. The rate of exchange as of July 23, 1996 was US$.7289=Cdn.$1.00.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

DEBT AND EQUITY INSTRUMENTS ISSUED TO OFFICERS AND DIRECTORS

During fiscal year 1996, the Company concluded several transactions involving officers and directors of the Company. These transactions included the issuance of convertible debentures, the conversion of debentures into common shares and private placement of common shares.

On September 15, 1995, Ronald S. Deans, the Company's Chairman of the Board, President and Chief Executive Officer and Fidel Carrancedo, a director of the Company each converted debentures in the amount of US$100,000 into 109.589 common shares (for an aggregate face amount of US$200,000 into 219,178 common shares). The debentures were convertible at each holder's option into common shares of the Company at Cdn.$1.25 per share, to a maximum of 219,178 common shares. There is no remaining balance of these debentures outstanding as of March 31, 1996.

On September 26, 1995, the Company issued US$996,000 of convertible debentures payable to certain officers and directors and directors of the Company including Ronald S. Deans, the Company's Chairman of the Board, President and Chief Executive Officer (whose principal amount of debenture equaled $527,881.86, convertible into 145,344 common shares), Fidel Carrancedo, a director of the Company (whose principal amount of debenture equaled $328,680.40, convertible into 90,497 common shares, Mark G. Deans, a director and Executive Vice President-Marketing of the Company (whose principal amount of debenture equaled $69,718.87, convertible into 19,196), and R. Scott Deans, a director and Executive Vice President-Operations (whose principal amount of debenture equaled $69,718.87, convertible into 19,196). The debentures were convertible at the holders option into common shares of the Company at Cdn$4.45 per share, to a maximum 274,233 common shares. On December 22, 1995, these debentures were converted into 273,233 common shares, and are no longer outstanding.

On January 23, 1996, the Company completed a private placement of 500,000 common shares certain officers and directors of the Company including Ronald S. Deans (136,000 shares, of which 43,000 shares were purchased by Mr. Dean's wife, Ann), Fidel Carrancedo (200,000 shares), Mark G. Deans (65,000 shares), and R. Scott Deans (79,000 shares). Each share was purchased at a price of Cdn.$5.75. Total cash proceeds received by the Company were US$2,117,092 and the net cash proceeds to the Company were US$1,906,100.

At March 31, 1996, Ronald S. Deans ($1,212,706) and Fidel Carrancedo ($52,005) advanced an aggregate of $1,264,711 in the form of uncollateralized notes payable. The notes are payable on demand and are classified as current liabilities of the Company. Interest on these notes are payable monthly at a rate of prime plus 1%. The total interest costs associated with these notes and debentures was approximately $60,000 during the year ended March 31, 1996.

MARTIN DISTRIBUTION

Martin Distribution Inc. ("Martin") has acted as the national distributor of the Company's products in Canada since September 1990. Martin is owned by the estate of Martin Carrancedo, a former director of the Company. Martin imports the Company's products into Canada, facilitates customs clearing and distributes the Company's products to customers in Canada. All sales of the Company's products within Canada are sold through Martin. Sales to Martin amounted to $2,854,935 and $1,056,750 during the years ended March 31, 1996 and 1995 respectively. Trade receivables due from Martin amounted to $899,422 and $338,875 at March 31, 1996 and 1996, respectively.

Martin sold product valued at $118,659 and $261,765 during the years ended March 31, 1996 and 1995, respectively to International Geographics of Ontario ("IGO"). IGO is a partnership which is 70% owned by the Company and 30% owned by a marketing agent of the Company. IGO was dissolved during fiscal 1996 and its functions will be assumed by Geographics Marketing Canada Inc., a wholly owned subsidiary of the Company.

Mark G. Deans, a director and executive officer of the Company serves as a director of Martin. Fidel Garcia Carrancedo, a current director of the Company, is the brother of the late Martin Carrancedo. There is no relationship, however, between Fidel Garcia Carrancedo and Martin. Effective April 1, 1996, the Company will replace Martin as its Canadian national distributor with Geographics Marketing Canada Inc., a wholly owned subsidiary of the Company. The Company does not expect the substitution of Geographics Marketing Canada Inc. in place of Martin to have any material effect on the sales or profits of the Company.

                                   PROPOSAL 3
              TO ADOPT THE GEOGRAPHICS, INC. 1996 STOCK OPTION PLAN

         On July 8, 1996, the Board of Directors adopted, subject to the approval by the shareholders, a stock option plan called the "Geographics, Inc. 1996 Stock Option Plan." A copy of the 1996 Stock Option Plan is attached to this proxy statement as Appendix A. Shareholders will be asked at the meeting to vote on a proposal to adopt the Plan. The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A.

         The Board of Directors have determined that the Plan will work to increase the employees', consultants' and non-employee directors' proprietary interest in the Company and to align more closely their interests with the interests of the Company's shareholders. The Plan will also maintain the Company's ability to attract and retain the services of experienced and highly qualified employees and non- employee directors. The Board of Directors believes that the Plan is in the Company's best interests and therefore recommends adoption of the Plan on essentially the terms and conditions as are set forth below.

         Under the Plan, the Company has reserved an aggregate of 1,000,000 shares of Common Stock for issuance pursuant to options granted under the Plan ("Plan Options"). The Board of Directors or Compensation Committee of the Board of Directors (the "Committee") of the Company administers the Plan including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

         Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a reload option provision ("Reload Option"), which permits an eligible person to pay the exercise price of the Plan Option with shares of Common Stock owned by the eligible person and receive a new Plan Option to purchase shares of Common Stock equal in number to the tendered shares. Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by the Board of the Directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock, no more than five years after the date of the grant.

         The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee. The per share purchase price of shares subject to Plan Options granted under the Plan may be adjusted in the event of certain changes in the Company's capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan.

         Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive Non-Qualified Options under the Plan. Only employees of the Company (or by any subsidiary thereof) are eligible to receive Incentive Options.

         All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee of the Company but is a member of the Company's Board of Directors and his service as a director is terminated for any reason, other than death or disability, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

         The Board of Directors or Committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan or changes the minimum purchase price therefor (except in either case in the event of adjustments due to changes in the Company's capitalization), (ii) affects outstanding Plan Options or any exercise right thereunder, (iii) extends the term of any Plan Option beyond ten years, or (iv) extends the termination date of the Plan. Unless the Plan shall theretofore have been suspended or terminated by the Board of

Directors, the Plan shall terminate on March 31, 2006. Any such termination of the Plan shall not affect the validity of any Plan Options previously granted thereunder.

         The following discussion is based on federal income tax laws and regulations in effect on March 31, 1996. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

         An employee granted an Incentive Stock Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the Incentive Stock Option over the Option exercise price is an item of adjustment under Section 56(b)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Stock Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Stock Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Stock Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Stock Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Stock Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of
1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long- term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Stock Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Stock Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). The Company and its subsidiary are not entitled to a tax deduction upon either exercise of an Incentive Stock Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option holder recognized ordinary income in a Disqualifying Disposition.

         In respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by the Company in the year that income is recognized.

         If the Plan is approved by the shareholders, the Company will have granted no Plan Options.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
             THE ADOPTION OF THE GEOGRAPHIC INC'S, STOCK OPTION PLAN

                                   PROPOSAL 4

           TO APPROVE THE ISSUANCE OF 180,000 INCENTIVE STOCK OPTIONS TO CERTAIN EMPLOYEES, OFFICERS AND DIRECTORS OF THE COMPANY;

         The Company has granted a number of incentive stock options (the "options") to certain employees, officers and directors, which options have received conditional approval from the Toronto Stock Exchange, subject to shareholder approval being obtained. These options were granted to the employees, officers and directors of the Company described below in order to compensate these individuals for adhesional services provided by each of them to the Company. Additionally, these options were granted in order to increase each of these's individual's proprietary interest in the Company and to align more closely their interests with the interests of the Company's shareholders. The Board of Directors believes that the granting of these stock options are in the Company's best interests.

The particulars of these options are set forth as follows (all figures are in U.S. Dollars):


                                                                  MARKET VALUE
                                   SHARES                         OF SHARES ON
                                  UNDERLYING    EXERCISE PRICE    THE DATE OF GRANT  EXPIRATION
NAME                                OPTIONS      (CDN$/SHARE)     (CDN$/SECURITY)       DATE
- ----                              ----------    --------------    -----------------  ----------
Ronald S. Deans                     30,000           $2.30           $2.30             8-18-00
Fidel Garcia Carrancedo             30,000           $2.30           $2.30             8-18-00
Mark G. Deans                       20,000           $4.15           $2.30            10-10-00
R. Scott Deans                      20,000           $4.15           $4.15            10-10-00
Luis Alberto Morato Ichaso          20,000           $4.15           $4.15            10-10-00
Alan Tuck, Jr.                      30,000           $2.30           $2.30             8-18-00
Ted Graziano                        10,000           $4.15           $4.15            10-10-00
Fulvio Bondi                        10,000           $4.15           $4.15            10-10-00
Bruce Tipton                         2,500           $4.15           $4.15            10-10-00
Collon Peppar                        2,500           $4.15           $4.15            10-10-00
Kent Bradley                         2,500           $4.15           $4.15            10-10-00
Jo Bechard                           2,500           $4.15           $4.15            10-10-00


Each of the option agreements provide for early termination in the event that the optionee ceases to be an employee, director or officer of the Company. This Proposal must be passed by a simple majority of the votes cast by shareholders other than the 3,248,241 votes entitled to be cast by insiders of the Company and their affiliates which will not be counted.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
          THE ISSUANCE OF THE INCENTIVE STOCK OPTIONS TO THE EMPLOYEES,

                    OFFICERS, AND DIRECTORS ENUMERATED ABOVE

                                   PROPOSAL 5

           TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM
               10,000,000 SHARES OF COMMON STOCK, NO PAR VALUE TO

           100,000,000 SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE.

         The Board of Directors has voted to increase the authorized shares of Common Stock, no par value per share from 10,000,000 to 100,000,000, no par value per share, subject to approval by the Shareholders of the Company. The Board of Directors determined that such Amendment is advisable and directed that the proposed Amendment be considered at the Annual Meeting of Shareholders to be held on August 30, 1996. There are no present plans, understandings, arrangements or discussions for the issuance of additional shares of Common Stock that would be authorized by this Amendment. The full text of the proposed Amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.

         The Board of Directors believe that this increase is desirable for a number of reasons, including but not limited to facilitating the ability of the Company to effect growth through future acquisition and future financings, stock splits or dividends for other corporate purposes. The Company seeks to avoid the delay and expense incurred in holding special meetings of the Shareholders to approve amendments to the Articles of Incorporation.

         On May 1, 1996, the Company completed a private placement of 1,268,293 units at a price of $5,125 per unit. Total proceeds from this transaction were approximately $6,500,000. Each unit included one common share of the Company and a warrant to purchase one additional common share of the Company at $6.50. The warrants are exercisable upon issuance and regulatory approval, and expire June 1, 1999.

         Other than the private placement described above, there are no outstanding obligations of the Company to issue any shares of its Common Stock as of the date herein.

         The affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock is required for approval of the amendment to the Articles of Incorporation. If the Amendment is approved by the Shareholders, the Amendment will become effective upon the filing with the secretary of state of the State of Wyoming.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
            THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

                                   PROPOSAL 6
                 TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Moss Adams LLP as the Company's independent auditors for the fiscal year ending March 31, 1997 and has further directed that management submit the selection of auditors for ratification by the shareholders at the Meeting. Moss Adams LLP was first appointed independent auditors of the Company in November 30, 1994. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of Moss Adams LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

              THE BOARD OF DIRECTORS RECOMENDS THAT YOU VOTE "FOR"
    THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                 SHAREHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders of the Company must be received by the Company, at its principal executive offices not later than March 31, 1997, for inclusion in the Proxy Statement and Proxy relating to the 1996 Annual Meeting of Shareholders.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         Copies of the Company's Annual Report on Form 10-KSB for the year ended March 31, 1996, including related exhibits as filed with the Securities and Exchange Commission, are available without charge to shareholders upon request to Investor Relations, P.O. Box 1750, 1555 Odell Road, Blaine, Washington 98231.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ RONALD S. DEANS
                           ----------------------------------
                           RONALD S. DEANS
                           CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                            OFFICER AND PRESIDENT

Blaine, Washington
July 26, 1996

                                GEOGRAPHICS, INC.
                         FORM OF 1996 STOCK OPTION PLAN



         1. GRANT OF OPTIONS; GENERALLY. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the GEOGRAPHICS, INC. 1996 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, the Compensation Committee (the "Stock Option Committee") of Geographics, Inc. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's no par value common stock (the "Stock").

         2. TYPE OF OPTIONS. The Board or the Stock Option Committee is authorized to issue options which meet the requirements of Section ss.422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as NSOs, or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue "Reload Options" in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISOs, NSOs and Reload Options.

         3. AMOUNT OF STOCK. The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options shall be 1,000,000 shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

         4.    ELIGIBLE PERSONS.

               (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.

               (b) With respect to NSOs, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or by any subsidiary of the Corporation or (iii) any consultant of the Corporation or by any subsidiary of the Corporation.

         5. GRANT OF OPTIONS. The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

        6. OPTION PRICE. The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value,
(ii) in the case of an ISO granted to a ten percent or greater stockholder, 110 percent of the fair market value, or (iii) in the case of an NSO, not less than

75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

               (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

               (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee.

         7. PURCHASE OF SHARES. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash or by check, or in property or Corporation stock, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

         8. GRANT OF RELOAD OPTIONS. In granting an Option under this Plan, the Board or the Stock Option Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 20 and 21 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

         9. STOCK OPTION COMMITTEE. The Stock Option Committee may be appointed from time to time by the Corporation's Board of

Directors. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Stock Option Committee may elect one of its members as its chairman. The Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.

        10. ADMINISTRATION OF PLAN. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraph 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

        11. PROVISIONS APPLICABLE TO ISOS. The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

               (a) An ISO may only be granted within ten (10) years from January 2, 1996, the date that this Plan was originally adopted by the Corporation's Board of Directors.

               (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

               (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

               (d) An ISO is not transferrable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

               (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

               (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

               (g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

               (h) This Plan was adopted by the Corporation on _______________, 1995 by virtue of its approval by the Corporation's Board of Directors. Approval by the stockholders of the Corporation is to occur prior to _________________, 1996.

        12. DETERMINATION OF FAIR MARKET VALUE. In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

        13. RESTRICTIONS ON ISSUANCE OF STOCK. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

        14.    EXERCISE IN THE EVENT OF DEATH OF TERMINATION OR EMPLOYMENT.

               (a) If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of his employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee's death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in Paragraph 5 hereof or one year after the optionee's death, whichever date is earlier.

               (b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

               (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such optionee has not died within the following three months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from to time, but not later than the expiration date specified in Paragraph 5 hereof or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this Paragraph 14, termination for cause shall mean termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Option Committee in its sole discretion may determine.

               (d) If an optionee's employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise his Option shall terminate at the date of such termination of employment.

        15. CORPORATE EVENTS. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

        16. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

        17. NONTRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

        18. NO RIGHTS AS STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

        19. AMENDMENT AND DISCONTINUANCE OF PLAN. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraphs 20 and 21.

        20. COMPLIANCE WITH RULE 16B-3. This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Corporation's Board of Directors.

        21. COMPLIANCE WITH CODE. The aspects of this Plan on ISOs is intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

               If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

        22. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to
(a) the listing of such shares on any stock exchange or over-the- counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

        23. DISPOSITION OF SHARES. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

        24. NAME. The Plan shall be known as the "Geographics, Inc. 1996 Stock Option Plan."

        25. NOTICES. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 1555 Odell Road, Blaine, Washington 98230 and when addressed to the Committee shall be sent to it at 1555 Odell Road, Blaine, Washington 98230, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

        26. HEADINGS. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

        27. EFFECTIVE DATE. This Plan, the Geographics, Inc. 1996 Stock Option Plan, was adopted by the Board of Directors of the Corporation on ________________, 1995. The effective date of the Plan shall be the same date.

        Dated as of ______________.

                                          GEOGRAPHICS, INC.



                                          By:___________________________
                                          Its:  President

                                GEOGRAPHICS, INC.

                                 1555 ODELL ROAD
                            BLAINE, WASHINGTON 98231

                                      PROXY

The undersigned hereby constitutes and appoints Ronald S. Deans as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on July 12, 1996, at the Annual Meeting of Shareholders to be held on August 28, 1996, or any adjournment thereof.

1.       To increase the number of members of the Board of Directors from seven
         (7) members to eight (8) members.

                 [  ]FOR              [   ]AGAINST            [   ]ABSTAIN

2.       Election of Directors
         FOR all nominees listed below       WITHHOLD AUTHORITY to vote
         (except as marked to the                     for all nominees listed
         contrary)        [   ]                                below  [   ]


                  Ronald S. Deans                Mark G. Deans
                  R. Scott Deans                 Fidel Garcia Carrancedo
                  Moises Cosio                   Alan D Tuck Jr.
                  Robert Parker                  Luis Alberto Morato

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

3. To ratify the appointment of Moss Adams LLP as auditors of the Company's financial statements for the fiscal year ending March 31, 1997;

                 [  ]FOR              [   ]AGAINST            [   ]ABSTAIN

4. To approve the issuance of 180,000 incentive stock options to certain employees, officers and directors of the Company;

                 [  ]FOR              [   ]AGAINST            [   ]ABSTAIN

5.       To adopt the Geographics, Inc. 1996 Stock Option Plan;

                 [  ]FOR              [   ]AGAINST            [   ]ABSTAIN

6. To amend the Company's Articles of Incorporation to effect an increase of the Company's authorized common stock from 10,000,000 shares of common stock, no par value to 100,000,000 shares of common stock, no par value.

                 [  ]FOR              [   ]AGAINST            [   ]ABSTAIN

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEOGRAPHICS, INC. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

                                            ----------------------------------
                                            Signature

                                            ----------------------------------
                                            Signature If Held Jointly

                                            ----------------------------------
                                            (Please Print Name)

                                            ----------------------------------
                                            Number of Shares Subject to Proxy

Dated:____________________ , 1996